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                                                                    EXHIBIT 23.2





                             INDEPENDENT AUDITORS' CONSENT



The Stockholders and Board of Directors
Bank of Stockdale, FSB:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                            KPMG Peat Marwick LLP








Sacramento, California
November 9, 1998



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